Loans Held for Sale (Notes)	12 Months Ended
Dec. 31, 2014
Loans Held for Sale [Abstract]
Loans Held for Sale [Table Text Block]
Loans Held for Sale
Mortgage loans held for sale are carried at their fair value. Mortgage loans held for sale were $5.3 million and $1.7 million at December 31, 2014 and 2013, respectively. These amounts are included in loans on the Consolidated Balance Sheets and in the residential real estate loan segments in Note 7 and Note 8. The contractual balance was $5.2 million and $1.6 million at December 31, 2014 and 2013, respectively. The gain expected upon sale was $80,000 and $28,000 at December 31, 2014 and 2013, respectively. None of these loans were 90 days or more past due or on nonaccrual status as of December 31, 2014 or 2013.

During 2014, Park transferred certain commercial loans held for investment, with a book balance of $22.0 million, to the loans held for sale portfolio, and subsequently completed the sale of these commercial loans held for sale, recognizing a net gain on sale of $1.9 million.